earnings presentation • Second Quarter 2025 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

2Q 2025 results 139th Consecutive Quarter of Profitability 4 • EOP assets increased $179.2 million compared to the linked quarter to $18.6 billion • EOP loans increased $62.1 million compared to the linked quarter to $11.8 billion • Average deposits increased $114.1 million compared to the linked quarter to $14.4 billion • Excluding brokered deposits, total average deposits increased $100.8 million over linked quarter • EOP investment securities increased $122.1 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $68.1 million; $67.8 million as adjusted1 • Noninterest expense – $128.7 million; $127.6 million as adjusted1 • Efficiency ratio – 56.9%. Adjusted1 efficiency ratio – 56.4% • Effective tax rate of 20.3%. Adjusted1 effective tax rate of 20.4% • Net interest income – $158.3 million • Net interest margin of 4.01% on a GAAP basis; 4.05% on a fully tax equivalent basis1 • Net income – $70.0 million or $0.73 per diluted share. Adjusted1 net income – $70.6 million or $0.74 per diluted share • Return on average assets – 1.52%. Adjusted 1 return on average assets – 1.54% • Return on average shareholders’ equity – 11.2%. Adjusted1 return on average shareholders’ equity – 11.3% • Return on average tangible common equity – 19.6%. Adjusted1 return on average tangible common equity – 19.8% • Provision expense - $9.8 million • Net charge-offs – $6.0 million. NCOs / Avg. Loans – 0.21% annualized • Classified Assets / Total Assets - 1.15% • NPA / Total Assets – 0.41% • ACL / Total Loans – 1.34% • Total capital ratio – 14.98% • Tier 1 common equity ratio – 12.57% • Tangible common equity ratio – 8.40%. Adjusted1 Tangible common equity ratio – 9.81% • Tangible book value per share – $15.40 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2025 highlights • Strong earnings driven by record quarterly revenue • Adjusted1 earnings per share – $0.74 • Adjusted1 return on assets – 1.54% • Adjusted1 pre-tax, pre-provision return on assets – 2.14% • Adjusted1 return on average tangible common equity – 19.8% • Loan growth during the quarter in line with expectations • EOP loan balances increased $62.1 million compared to the linked quarter; 2.1% on an annualized basis • Quarterly growth driven by C&I, Agile, Summit, and Consumer, which offset elevated prepayments in ICRE • Average loan balances increased 1.8% on an annualized basis compared to linked quarter • Total average deposit balances increased $114.1 million, or 3.2% on an annualized basis • Second quarter included $85 million seasonal increase in public funds • Growth in noninterest bearing deposits, retail CDs, and savings offset by declines in interest-bearing demand and money markets • Average noninterest bearing deposits increased 5% on an annualized basis and were 21% of average total deposits • Net interest margin (FTE) of 4.05% increased 17 bps from linked quarter • 12 bp decline in cost of funds driven by 13 bp decline in cost of deposits • 5 bp increase in asset yields • Noninterest income of $68.1 million; $67.8 million as adjusted1 • Adjustments include $0.2 million gain on sales of securities • Double digit percentage growth from linked quarter in mortgage, bankcard income and foreign exchange • Leasing business revenue of $20.8 million 5 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

2Q 2025 highlights • Adjusted1 noninterest expense of $127.6 million; 0.8% increase from first quarter • Adjustments1 include $1.0 million of efficiency and acquisition related costs • Efficiency ratio of 56.9%; 56.4% as adjusted1 • Stable credit quality • Total ACL of $175.7 million; provision expense of $9.8 million o Loans and leases - ACL of $158.5 million; 1.34% of total loans; 1 bp increase compared to prior quarter o Unfunded Commitments - ACL of $17.1 million • Provision expense driven by loan growth and net charge-offs • Nonperforming assets increased 9 bps to 0.41% of total assets • $6.0 million in net charge-offs; 0.21% of loans on an annualized basis; 15 bp decrease from linked quarter • Capital ratios stable and strong • Total capital ratio of 14.98% • Tier 1 common equity of 12.57%; 28 bp increase from linked quarter • Tangible book value of $15.40; increased $0.60, or 4% from linked quarter • Tangible common equity increased 24 bps to 8.40%; 9.81%1 excluding ($246.4) million of AOCI • Dividend increase to $0.25; 4.2% increase from prior dividend level 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	2Q 2025		1Q 2025	
	As Reported	Adjusted [1]	As Reported	Adjusted [1]
Net interest income	$ 158,269	$ 158,269	$ 149,296	$ 149,296
Provision for credit losses-loans and leases	$ 9,084	$ 9,084	$ 9,141	$ 9,141
Provision for credit losses-unfunded commitments	$ 718	$ 718	$ (441)	$ (441)
Noninterest income	$ 68,063	$ 68,063	$ 51,083	$ 51,083
less: gains (losses) on security transactions	-	242 A	-	(9,948) A
Total noninterest income	$ 68,063	$ 67,821	$ 51,083	$ 61,031
Noninterest expense	$ 128,671	$ 128,671	$ 128,076	$ 128,076
less: tax credit investment writedown	-	111 A	-	112 A
less: efficiency-related costs	-	1,016 A	-	451 A
less: other	-	(56) A	-	894 A
Total noninterest expense	$ 128,671	$ 127,600	$ 128,076	$ 126,619
Income before income taxes	$ 87,859	$ 88,688	$ 63,603	$ 75,008
Income tax expense	$ 17,863	$ 17,863	$ 12,310	$ 12,310
plus: after-tax impact of tax credit investment @ 21%	-	88	-	88
plus: tax effect of adjustments (A) @ 21% statutory rate	-	174	-	2,395
Total income tax expense	$ 17,863	$ 18,125	$ 12,310	$ 14,793
Net income	$ 69,996	$ 70,563	$ 51,293	$ 60,215
Net earnings per share - diluted	$ 0.73	$ 0.74	$ 0.54	$ 0.63
Pre-tax, pre-provision return on average assets	2.13%	2.14%	1.60%	1.85%

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

FIRST
first financial bancorp
7
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. $0.73 $0.54 $0.68 $0.55 $0.64 $0.74 $0.63 $0.71 $0.67 $0.65 2Q251Q254Q243Q242Q24 Diluted EPS Adjusted EPS1 19.61% 15.16% 19.08% 16.29% 20.57% 19.76% 17.80% 19.90%19.77% 20.88% 2Q251Q254Q243Q242Q24 ROATCE Adjusted ROATCE 1 1 1.52% 1.13% 1.41% 1.17% 1.38% 1.54% 1.33% 1.47%1.42%1.40% 2Q251Q254Q243Q242Q24 ROA Adjusted ROA1 $98.5 $83.7$93.2$89.7$92.4 2.14% 1.85% 2.03%2.00%2.10% 2Q251Q254Q243Q242Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA Adjusted1 Pre-tax, Pre-Provision Earnings net interest income & margin 9 Net Interest Margin (FTE) 2Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions $153.8 $145.6$149.2$151.0$148.4 $4.0 $3.1 $4.7$3.8 $3.6 $158.3 $149.3 $154.4$155.6 $153.3 2Q251Q254Q243Q242Q24 Basic NII Loan Fees 3.95% 3.80%3.82% 3.98%4.00% 0.10% 0.08%0.12% 0.10%0.10% 4.05% 3.88%3.94% 4.08%4.10% 2Q251Q254Q243Q242Q24 Basic Margin (FTE) Loan Fees 1Q25 3.88% Asset yields/mix 0.05% Funding costs/mix 0.12% 2Q25 4.05%

average balance sheet 10 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits Average Loans $3,479$3,412$3,373$3,274$3,132 4.44% 4.35% 4.28%4.24%4.23% 2Q251Q254Q243Q242Q24 Investment Securities Investment Securities Yield $11,793$11,725$11,688$11,534$11,441 6.85%6.82% 7.04% 7.41%7.42% 2Q251Q254Q243Q242Q24 Loans Loan Yield $14,355$14,241$14,340 $13,797$13,630 2.11% 2.24% 2.36% 2.49%2.44% 2Q251Q254Q243Q242Q24 Deposits Cost of Deposits

11 Borrowing Capacity • Interest-bearing deposits with other banks of $570 million • Investment securities portfolio: • 97.9% of investment portfolio classified as available-for-sale • $785.9 million of expected cash flow from securities portfolio in next 12 months • $384.3 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at June 30, 2025 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 931,212$ Fed Discount Window availability 881,289 Brokered CDs/Deposit placement services 2,395,905 Fed funds 960,000 Total as of June 30, 2025 5,168,406$

loan portfolio 12 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $62.1 million ICRE $3,620 31% Commercial & Small Business Banking $3,300 28% Oak Street $780 6% Franchise $219 2% Summit $931 8% Agile $256 2% Consumer $1,066 9% Mortgage $1,614 14% Total $11.8 Billion -$97.2 $62.1 -$13.4 -$10.1 $29.9 $50.2 $29.4 $11.2 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage

loan concentrations 13 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance Property Type 6/30/25 % of Total Loans Residential Multi Family 5+ $1,334.9 11.3% Retail Property 790.4 6.7% Industrial 435.6 3.7% Office 371.2 3.1% Hospital/Nursing Home 257.5 2.2% Hotel 161.0 1.4% Land 113.1 1.0% Residential 1-4 Family 102.6 0.9% Other Real Estate 41.9 0.4% Self Storage 11.9 0.1% Agriculture 0.2 0.0% Other 0.0 0.0% Grand Total $3,620.3 30.7% NAICS Sector 6/30/25 % of Total Loans Finance and Insurance $1,254.1 10.6% Manufacturing 539.8 4.6% Construction 393.0 3.3% Real Estate and Rental and Leasing 318.1 2.7% Health Care and Social Assistance 279.4 2.4% Professional, Scientific, and Technical Services 273.2 2.3% Accommodation and Food Services 272.8 2.3% Retail Trade 225.1 1.9% Wholesale Trade 214.2 1.8% Agriculture, Forestry, Fishing and Hunting 156.3 1.3% Transportation and Warehousing 147.4 1.3% Administrative and Support and Waste Management 144.4 1.2% Other Services (except Public Administration) 125.9 1.1% Arts, Entertainment, and Recreation 71.9 0.6% Information 65.8 0.6% Public Administration 60.5 0.5% Educational Services 26.3 0.2% Management of Companies and Enterprises 24.2 0.2% Utilities 19.3 0.2% Mining, Quarrying, and Oil and Gas Extraction 14.5 0.1% Other 0.6 0.0% Grand Total $4,626.9 39.3%

deposits 14 Deposit Product Mix (Avg) 2Q25 Average Deposit Progression All dollars shown in millions Total growth/(decline): $114.1 million Noninterest- bearing $3,014 21% Interest-bearing demand $1,747 12% Savings $1,004 7% Money Markets $3,230 22% Retail CDs $1,958 14% Brokered Deposits $1,251 9% Public Funds $2,151 15% Total $14.4 Billion $37.5 -$19.7 $7.8 -$25.4 $15.4 $13.3 $85.2 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 15 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,696$6,665$6,520$6,330$6,312 2Q251Q254Q243Q242Q24 $4,163$4,190$4,207$3,974$3,824 2Q251Q254Q243Q242Q24 $2,151$2,066$2,129$1,937$1,978 2Q251Q254Q243Q242Q24 Uninsured deposits (per call report instructions) 6,292$ Less: Public funds 1,891 Less: Intercompany deposits 573 Adjusted uninsured deposits 3,828 Borrowing capacity 5,168 Borrowing capacity in excess of adjusted uninsured deposits $ 1,340 Borrowing capacity as a % of adjusted uninsured deposits 135.0% Adjusted uninsured deposits to total deposits 26.6%

noninterest income 16 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2Q25 Highlights • $0.2 million of adjustments1 for gains on sales of securities • Adjusted1 noninterest income 30% of net revenue • Mortgage banking income of $6.7 million; increased $2.4 million , or 54.7% from linked quarter • Foreign exchange income of $13.8 million; increased $1.2 million, or 9.7% from linked quarter • Leasing business income of $20.8 million; increased $2.1 million, or 11.2% from the linked quarter All dollars shown in millions Service Charges $7.8 11% Wealth Mgmt $7.8 11% Bankcard $3.7 6% Client derivative fees $1.7 2% Foreign exchange $13.8 20% Leasing business $20.8 31% Mortgage banking $6.7 10% Other $5.8 9% Total $68.1 million $67.8 million as adjusted 1 noninterest expense 17 Noninterest Expense 2Q25 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in millions • Adjusted1 noninterest expense increased $1.0 million, or 0.8% from linked quarter • Efficiency ratio of 56.9%; 56.4% as adjusted1 • $1.1 million of adjustments1 include: • $1.0 million efficiency and acquisition related costs • $0.1 million of other costs not expected to recur such as tax credit investment write-downs and severance costs Full-time Equivalent Employees Salaries and benefits $74.9 58% Occupancy and equipment $9.3 7% Data processing $9.0 7% Professional services $3.5 3% Intangible amortization $2.4 2% Leasing business expense $13.2 10% Other $16.4 13% $128.7 million 57.5% 62.5% 66.0% 63.9% 56.9%57.0% 58.2% 58.4% 60.2% 56.4% 2Q24 3Q24 4Q24 1Q25 2Q25 Efficiency Ratio Adjusted Efficiency Ratio 1 Efficiency Ratio 2,033 2,021 2,064 2,084 2,144 2Q251Q254Q243Q242Q24 Full-time equivalent employees allowance for credit losses 18 2Q25 Highlights All dollars shown in millions • $175.7 million combined ACL; $9.8 million combined provision expense • $158.5 million ACL – loans and leases; 1.34% of loan balances • Utilized Moody’s June baseline forecast in quantitative model • $17.1 million ACL – unfunded commitments ACL / Total Loans $156.2 $158.8 $156.8 $155.5 $158.5 $16.4 $17.1 $16.9 $16.4 $17.1 $172.6 $176.0 $173.7 $171.9 $175.7 1.36% 1.37% 1.33% 1.33% 1.34% 2Q24 3Q24 4Q24 1Q25 2Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 19 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $4.2 $7.3 $11.7 $10.5 $6.0 $16.4 $10.6 $9.4 $8.7 $9.8 0.21% 0.36%0.40% 0.25% 0.15% 2Q24 3Q24 4Q24 1Q25 2Q25 NCOs Provision Expense NCOs / Average Loans $214.3$213.4$224.1 $206.2$195.3 1.15%1.16%1.21% 1.14%1.07% 2Q251Q254Q243Q242Q24 Classified Assets Classified Assets / Total Assets $77.1 $59.8 $66.0$65.5$62.7 0.41% 0.32% 0.36%0.36%0.35% 2Q251Q254Q243Q242Q24 NPAs NPAs / Total Assets

capital 20 Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $14,129,683 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI 12.57%12.29%12.16%12.04%11.78% 7.00% 2Q251Q254Q243Q242Q24 Tier 1 Common Equity Ratio Basel III minimum Tier 1 Common Equity Ratio 12.89%12.61%12.48%12.37%12.11% 8.50% 2Q251Q254Q243Q242Q24 Tier 1 Capital Ratio Basel III minimum Tier 1 Capital Ratio 7.23% 7.98% 7.73% 8.16% 8.40% 9.13% 9.34% 9.39% 9.62% 9.81% 2Q24 3Q24 4Q24 1Q25 2Q25 TCE ratio Adjusted TCE ratio 1 14.98%14.90%14.64%14.58%14.47% 10.50% 2Q251Q254Q243Q242Q24 Total Capital Ratio Basel III minimum Total Capital Ratio capital strategy 21 Strategy & DeploymentTangible Book Value Per Share • 4.0% annualized dividend yield as of June 30th • 32.8% of 2Q25 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend increased $0.01 to $0.25; 4.2% increase • No shares repurchased in 2Q25; no plans to repurchase shares in near- term • Increase in TBV per share from linked quarter of 4% driven by strong earnings • 19% increase since 2Q24 1 Excludes impact from AOCI $12.94 $14.26 $14.15 $14.80 $15.40 $16.32 $16.69 $17.18 $17.45 $17.98 2Q24 3Q24 4Q24 1Q25 2Q25 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase low to mid single digits on an annualized basis • Deposit balances expected to be stable, excluding seasonal public fund outflows 22 • Total noninterest expense expected to be $128 - 130 million • Incentive expense will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be stable • Net charge-offs expected to approximate 2Q levels • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $67 - 69 million • Includes $14 - 16 million foreign exchange • Includes $19 - 21 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.00% - 4.05%; assumes 25 bp September rate cut Capital • Common dividend increase of $0.01 to $0.25

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 23 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 24 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2025 2025 2024 2024 2024 Net interest income 158,269$ 149,296$ 154,399$ 155,560$ 153,311$ Tax equivalent adjustment 1,246 1,213 1,274 1,362 1,418 Net interest income - tax equivalent 159,515$ 150,509$ 155,673$ 156,922$ 154,729$ Average earning assets 15,814,576$ 15,752,132$ 15,714,676$ 15,292,378$ 15,171,819$ Net interest margin1 4.01% 3.84% 3.91% 4.05% 4.06 % Net interest margin (fully tax equivalent)1 4.05% 3.88% 3.94% 4.08% 4.10 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 25 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2025 2025 2024 2024 2024 Net income (a) 69,996$ 51,293$ 64,885$ 52,451$ 60,805$ Average total shareholders' equity 2,515,747 2,457,785 2,441,045 2,371,125 2,281,040 Less: Goodwill (1,007,656) (1,007,656) (1,007,658) (1,007,654) (1,007,657) Other intangibles (76,076) (78,220) (80,486) (82,619) (84,577) Average tangible equity (b) 1,432,015 1,371,909 1,352,901 1,280,852 1,188,806 Total shareholders' equity 2,558,155 2,501,235 2,438,041 2,450,438 2,326,439 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (75,458) (77,002) (79,291) (81,547) (83,528) Ending tangible equity (c) 1,475,041 1,416,577 1,351,094 1,361,235 1,235,255 Less: AOCI (246,384) (253,888) (289,799) (232,262) (323,409) Ending tangible equity less AOCI (d) 1,721,425 1,670,465 1,640,893 1,593,497 1,558,664 Total assets 18,634,255 18,455,067 18,570,261 18,146,332 18,166,180 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (75,458) (77,002) (79,291) (81,547) (83,528) Ending tangible assets (e) 17,551,141 17,370,409 17,483,314 17,057,129 17,074,996 Risk-weighted assets (f) 14,129,683 14,027,274 14,059,215 13,800,728 13,803,249 Total average assets 18,419,437 18,368,604 18,273,419 17,854,191 17,728,251 Less: Goodwill (1,007,656) (1,007,656) (1,007,658) (1,007,654) (1,007,657) Other intangibles (76,076) (78,220) (80,486) (82,619) (84,577) Average tangible assets (g) 17,335,705$ 17,282,728$ 17,185,275$ 16,763,918$ 16,636,017$ Ending shares outstanding (h) 95,760,617 95,730,353 95,494,840 95,486,317 95,486,010 Ratios Return on average tangible shareholders' equity (a)/(b) 19.61% 15.16% 19.08% 16.29% 20.57% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 8.40% 8.16% 7.73% 7.98% 7.23% Risk-weighted assets (c)/(f) 10.44% 10.10% 9.61% 9.86% 8.95% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.81% 9.62% 9.39% 9.34% 9.13% Average tangible equity as a percent of average tangible assets (b)/(g) 8.26% 7.94% 7.87% 7.64% 7.15% Tangible book value per share (c)/(h) 15.40$ 14.80$ 14.15$ 14.26$ 12.94$ Three months ended, appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	2Q25 As Reported	2Q25 Adjusted	1Q25 As Reported	1Q25 Adjusted	4Q24 As Reported	4Q24 Adjusted	3Q24 As Reported	3Q24 Adjusted
Net interest income (f)	$ 158,269	$ 158,269	$ 149,296	$ 149,296	$ 154,399	$ 154,399	$ 155,560	$ 155,560
Provision for credit losses-loans and leases (j)	9,084	9,084	9,141	9,141	9,705	9,705	9,930	9,930
Provision for credit losses-unfunded commitments (j)	718	718	(441)	(441)	(273)	(273)	694	694
Noninterest income	68,063	68,063	51,083	51,083	69,854	69,854	45,701	45,701
less: gains (losses) on security transactions		242		(9,948)		143		(17,468)
less: deferred tax adjustment		-		-		-		4,353
Total noninterest income (g)	68,063	67,821	51,083	61,031	69,854	69,711	45,701	58,816
Noninterest expense	128,671	128,671	128,076	128,076	147,907	147,907	125,759	125,759
less: tax credit investment writedown		111		112		14,303		31
less: state intangible tax		-		-		(983)		-
less: efficiency-related costs		1,016		451		4,727		383
less: Other		(56)		894		(1,066)		664
Total noninterest expense (e)	128,671	127,600	128,076	126,619	147,907	130,926	125,759	124,681
Income before income taxes (i)	87,859	88,688	63,603	75,008	66,914	83,752	64,878	79,071
Income tax expense	17,863	17,863	12,310	12,310	2,029	2,029	12,427	12,427
plus: tax effect of adjustments		88		88		10,522		24
plus: after-tax impact of tax credit investments @ 21%		174		2,395		3,536		2,981
Total income tax expense (h)	17,863	18,125	12,310	14,793	2,029	16,087	12,427	15,432
Net income (a)	$ 69,996	$ 70,563	$ 51,293	$ 60,215	$ 64,885	$ 67,665	$ 52,451	$ 63,639
Average diluted shares (b)	95,742	95,742	95,524	95,524	95,488	95,488	95,480	95,480
Average assets (c)	18,419,437	18,419,437	18,368,604	18,368,604	18,273,419	18,273,419	17,854,191	17,854,191
Average shareholders' equity	2,515,747	2,515,747	2,457,785	2,457,785	2,441,045	2,441,045	2,371,125	2,371,125
Less:								
Goodwill and other intangibles	(1,083,732)	(1,083,732)	(1,085,876)	(1,085,876)	(1,088,144)	(1,088,144)	(1,090,273)	(1,090,273)
Average tangible equity (d)	1,432,015	1,432,015	1,371,909	1,371,909	1,352,901	1,352,901	1,280,852	1,280,852
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.73	$ 0.74	$ 0.54	$ 0.63	$ 0.68	$ 0.71	$ 0.55	$ 0.67
Return on average assets - (a)/(c)	1.52%	1.54%	1.13%	1.33%	1.41%	1.47%	1.17%	1.42%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.13%	2.14%	1.60%	1.85%	1.66%	2.03%	1.68%	2.00%
Return on average tangible shareholders' equity - (a)/(d)	19.61%	19.76%	15.16%	17.80%	19.08%	19.90%	16.29%	19.77%
Efficiency ratio - (e)/((f)+(g))	56.9%	56.4%	63.9%	60.2%	66.0%	58.4%	62.5%	58.2%
Effective tax rate - (h)/(i)	20.3%	20.4%	19.4%	19.7%	3.0%	19.2%	19.2%	19.5%

All dollars shown in thousands

first financial bancorp

26

EQUAL OPPORTUNITY LENDER FDIC

27 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202